1 Enovix Stockholder FAQ Warrant Dividend Distribution Supplement # 1 What happens if I hold my Enovix shares in a margin account and the shares are on loan as of the July 17, 2025 record date? If your Enovix shares are in a margin account, your broker may loan out your shares – often without notifying you. This is standard practice for margin accounts. If your shares are loaned out at the time of the warrant dividend record date, you are not considered the shareholder of record for purposes of receiving the warrant dividend and will not receive any warrants directly from Enovix. If your broker has loaned out your shares, instead of receiving actual warrants from Enovix, your broker may instead post a placeholder entry in your account called an "in lieu of" credit. This "in lieu of" warrant credit does not represent an exercisable warrant and you will not be able to exercise or trade your warrant entry unless your broker takes steps to obtain the actual warrants for you, which is not guaranteed. How do I ensure I receive the actual exercisable Enovix warrants if I have a margin account? Transfer your shares from a margin account to a cash account (or a fully paid-for account) before the July 17, 2025 record date of the warrant dividend, and confirm with your broker that your shares will be held in your name and not subject to lending or rehypothecation. Processing time varies by broker. When does the 20 out of 30-day VWAP measurement period for the Early Expiration Price Condition begin? The 20 out of 30-day VWAP measurement period can begin on the first trading day after the distribution date. If Enovix shares are trading above $10.50 on that day and the VWAP meets the threshold, that day counts as the first of the 20 qualifying days within the 30-trading-day window.

2 If the VWAP Early Expiration Price Condition is met, for example, on the 20th qualifying day, when do the warrants expire? The warrants will expire on the business day immediately following the 20th qualifying trading day within any 30-day period, unless the Company announces an alternate expiration date in accordance with the warrant agreement. How will I know if the warrants are about to expire? If the warrants are scheduled to expire, either on the final expiration date or due to early expiration, Enovix will issue a public press release announcing the expiration date. This notice will be made available as promptly as practicable and will include the exact date and time by which warrant exercises must be completed. We encourage shareholders to monitor Enovix’s Investor Relations website (https://ir.enovix.com) (https://www.enovix.com/enovix-warrant-dividend/) for news announcements and updates, as well as our filings with the U.S. Securities and Exchange Commission(“SEC”) at www.sec.gov. When can I exercise my warrants? You may exercise your warrants at any time beginning on the first trading day of the warrants and until the expiration date. The warrants are currently scheduled to expire on October 1, 2026, unless the Early Expiration Price Condition is met. If that condition is triggered by the stock trading at or above $10.50 for 20 trading days within any 30-trading-day period following the distribution date, then the warrants will expire at 5:00 p.m. New York City time on the business day immediately following the 20th qualifying trading day, unless Enovix announces an alternate expiration date in accordance with the warrant agreement. I purchased my Enovix shares through an online brokerage account. How will I receive my warrant notice or access the warrants? Your brokerage is responsible for crediting your account with the warrants if you held shares as of the record date. You should not need to take action to receive them, but processing times vary. Please contact your brokerage directly for confirmation and additional information regarding timing and access to the warrants, including the mechanics of warrant sales and exercises.

3 Do non-U.S. shareholders qualify to receive the warrant dividend? Yes. There are no stated restrictions on international shareholders receiving warrants. If you held Enovix common stock as of the record date through a brokerage account, you should receive the warrants in your account. If you are a non-U.S. shareholder, you should contact your broker for jurisdiction-specific logistics, including with regard to warrant sales and exercises. I hold listed call options on Enovix common stock. Will I receive the warrant dividend? No. Only shareholders of record of our common shares or convertible notes as of the July 17, 2025 record date, will receive the warrant dividend. If you hold call options, you must exercise them and own the shares before the record date to receive warrants. Option holders should also review any notices from the Options Clearing Corporation (“OCC”) to determine if there will be any adjustments to strike prices or deliverables. How are the warrants handled for shares held in a retirement account? Warrants will be credited to your retirement brokerage account if you held shares as of the record date. However, exercising or selling warrants from within a retirement account may be subject to additional rules or restrictions. Please consult your retirement account custodian or tax advisor. How do I exercise the warrants? You can exercise the warrants through your broker (if held in “street name”) or through the warrant agent, Computershare Trust Company, N.A., if you are a registered holder. Settlement will occur as soon as commercially practicable after your broker or Computershare processes the exercise. Please refer to the warrant agreement, including the section relating to “exercise terms” and the form of election to purchase warrant shares exhibit to the warrant agreement, which will be filed with the SEC together with the Form 8- A to register the warrants, at or prior to the distribution date.

4 For U.S. taxpayers, how will the warrant exercise be treated for tax purposes? For U.S. Taxpayers who receive warrants, this will generally not be a taxable event. However, if you exercise the warrants and later sell the resulting shares, you may incur capital gains taxes. In the event you exercise your warrants in exchange for shares, your cost basis for those shares will be the $8.75 exercise price, plus any transaction costs incurred. The U.S. federal income tax treatment of the warrant distribution may vary based on an investor’s specific circumstances. Enovix does not provide tax advice. Investors are encouraged to consult their tax advisor regarding the potential impact of the distribution. Additional details will be provided in the tax reporting section of the prospectus supplement, which Enovix expects to file with the SEC on the distribution date. What’s the last day I can buy Enovix shares and still receive the warrants? To receive the warrant dividend, you must purchase Enovix shares no later than the close of trading on July 16, 2025. Purchases made on or before July 16 should settle in time for you to be a shareholder of record on July 17, the official record date, and you should be eligible to receive the warrants. If you buy shares on July 17 or later, your purchase will settle after the record date, and you will not receive any warrants. This is because July 17 is the ex-dividend date—the first trading day on which the shares no longer carry the right to receive the warrant dividend. When will the warrants begin trading separately on Nasdaq? The warrants are expected to begin trading on Nasdaq on the first trading day after the distribution date, under the ticker symbol ENVXW. Can I receive a copy of the full warrant agreement? Yes. Enovix expects to file the full warrant agreement with the SEC on or prior to the distribution date. It will be available via the SEC’s EDGAR system at www.sec.gov and linked on the Enovix Investor Relations page. Where can I find more information? More information will be available in our investor presentation and our filings with the SEC. You may also contact Enovix Investor Relations at ir@enovix.com.

5 Disclaimers Forward-Looking Statements This FAQ contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, about us, the warrant dividend and distribution, and our business that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance and can be identified by words such as anticipate, believe, continue, could, estimate, expect, intend, may, might, plan, possible, potential, predict, should, would and similar expressions that convey uncertainty about future events or outcomes. Forward-looking statements in this FAQ include, without limitation: our expectations regarding the warrant dividend and distribution; the expected tax treatment of the warrant distribution and subsequent sales of common stock received upon exercise of the warrants; the anticipated record date, ex-dividend date and distribution date for the warrant distribution; the anticipated impact of the warrant distribution on shares held in margin accounts, including guidance on the receipt of exercisable warrants; guidance for holders of call options; the expected impact of the warrant dividend on Enovix shares held in retirement accounts; the acceptance to trading of the warrants on the Nasdaq Stock Market, the price of those warrants and the existence of a market for those warrants; and stockholder participation in the warrant distribution. Actual results and outcomes could differ materially from these forward-looking statements as a result of certain risks and uncertainties, including, without limitation, those risks and uncertainties and other potential factors set forth in our filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed annual report on Form 10-K and quarterly reports on Form 10-Q and other documents that we have filed, or that we will file, with the SEC. For a full discussion of these risks, please refer to Enovix’s filings with the SEC, including its most recent Form 10-K and Form 10-Q, available at https://ir.enovix.com and www.sec.gov. Any financial results presented herein are preliminary and based on information known by management as of the date of this press release; final financial results will be included in the Company’s quarterly report on Form 10-Q for the fiscal quarter ended June 29, 2025. Any forward-looking statements made by us in this FAQ speak only as of the date on which they are made and subsequent events may cause these expectations to change. We disclaim any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise, except as required by law.

6 No Offer or Solicitation This FAQ is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The issuance of the warrants has not been registered under the Securities Act, as the distribution of a warrant for no consideration does not constitute a sale of a security under Section 2(a)(3) of the Securities Act. A Form 8-A registration statement and prospectus supplement describing the terms of the warrants will be filed with the Securities and Exchange Commission (the “SEC”) and will be available on the SEC’s website located at http://www.sec.gov. Holders should read the prospectus supplement carefully, including the Risk Factors section included and incorporated by reference therein. This FAQ contains a general summary of the warrants. Please read the warrant agreement when it becomes available and filed with the SEC in connection with the distribution date, as it will contain important information about the terms of the warrants.